Exhibit 99.1

Quotient Technology Inc. Announces First Quarter 2021 Results

  Quarterly Revenue of $115.3M, up 17% over Q1 2020
  GAAP Net Loss of $13.4M
  Adjusted EBITDA of $6.8M
  Signed New Retail Partnership in Grocery Vertical

MOUNTAIN VIEW, Calif.--(BUSINESS WIRE)--May 5, 2021--Quotient Technology Inc. (NYSE: QUOT), the leading digital media and promotions technology company that creates cohesive omnichannel brand-building and sales-driving opportunities to deliver valuable outcomes for advertisers, retailers and consumers, today reported financial results for the first quarter ended March 31, 2021. Quotient’s complete first quarter 2021 financial results and management commentary can be found by accessing the Company’s stockholder letter under Key Resources on the overview page of the investor relations website.

“Q1 was a strong quarter for Quotient as we continued to execute on our strategic objectives and built upon the momentum of our success in the prior year,” said Steven Boal, CEO. “We continue to see demand for our platforms and solutions as advertisers and retailers look to us for impactful ROIs and meaningful omnichannel experiences for their shoppers. Our ability to adapt and innovate in this evolving environment, the large addressable opportunity set available to us and early indications from our pipeline for Q2 2021 and future quarters, give us confidence in our growth trajectory for this year.”

Outlook

For the second quarter of 2021, we expect:

  Revenue: $117.0 million to $125.0 million
  Adjusted EBITDA: $2.0 million to $12.0 million
  Operating Cash Flow: $5.0 million to $10.0 million

We are raising our previous guidance for the full year 2021 to the following:

  Revenue: $505.0 million to $525.0 million
  Adjusted EBITDA: $50.0 million to $65.0 million
  Weighted Average Diluted Shares Outstanding: ~97.1 million

Conference Call Information

The Company has posted a stockholder letter and an earnings presentation on the Investor Relations section of the Company’s website at: http://investors.quotient.com/. Management will host a conference call and live webcast to discuss the highlights of the quarter and address questions today at 5:00 p.m. ET/ 2:00 p.m. PT.

To access the call, we encourage you to pre-register to eliminate long wait times using this link: Quotient Q1 2021 Earnings Pre Registration. After registering, a confirmation will be sent via email and will include dial-in details and a unique PIN code for entry to the call. Registration will be open through the live call. We suggest registering at least 15 minutes before the start of the call to receive your unique PIN code. You may also access the call and register with a live operator by dialing (866) 270-1533, or outside the U.S. (412) 317-0797, at least 15 minutes prior to the 2:00 p.m. PT start time. The live webcast and all accompanying materials can be accessed on the Investor Relations section of the Company website at: http://investors.quotient.com/. A replay of the webcast will be available on the website following the conference call.

Use of Non-GAAP Financial Measures

Quotient reports its financial statements in accordance with generally accepted accounting principles in the United States (GAAP) and the rules of the SEC. To supplement its financial statements presented in accordance with GAAP, Quotient provides investors in this press release with Adjusted EBITDA, a non-GAAP financial measure. Quotient believes that this non-GAAP measure provides investors with additional useful information used by Quotient’s management and Board of Directors for financial and operating decision making. In particular, Quotient believes that the exclusion of certain income and expense items in calculating this metric can provide a useful measure for period-to-period comparisons of its core business as well as a useful comparison to peer companies.

Quotient defines Adjusted EBITDA as net income (loss) adjusted for interest expense, provision for (benefit from) income taxes, other (income) expense, net, depreciation and amortization, stock-based compensation, change in fair value of contingent consideration, certain acquisition-related costs, loss contingency/settlement related to a contract dispute, and restructuring charges. We exclude these items because we believe these items do not reflect expected future operating expenses. Additionally, certain items are inconsistent in size and frequency—making it difficult to contribute to a meaningful evaluation of our current or past operating performance.

There are a number of limitations related to the use of this non-GAAP financial measure. Quotient compensates for these limitations by providing specific information regarding the GAAP amount excluded from this non-GAAP financial measure and evaluating this non-GAAP financial measure together with its relevant GAAP financial measure.

This non-GAAP financial measure is not intended to be considered in isolation from, as substitute for, or as superior to the corresponding financial measure prepared in accordance with GAAP. Because of these and other limitations, Adjusted EBITDA should be considered along with other GAAP-based financial performance measures, including various cash flow metrics, net income (loss) and Quotient’s other GAAP financial results.

For a reconciliation of this non-GAAP financial measure to the nearest comparable GAAP financial measure, see “Reconciliation of Net Loss to Adjusted EBITDA” included in this press release.

Forward-Looking Statements

This press release contains forward-looking statements concerning the Company’s current expectations and projections about future events and financial trends affecting its business. Forward-looking statements in this press release include the Company’s current expectations regarding demand for the Company's platforms and solutions, our ability to adapt and innovate our offerings in an evolving environment, the extent of the addressable market opportunity, the presence of momentum in our pipeline, our confidence in our growth trajectory, and the future financial performance of Quotient (including the guidance for the second quarter and full year 2021). Forward-looking statements are based on the Company’s current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, the Company’s ability to generate positive cash flow and become profitable; the amount and timing of digital marketing spend by CPGs and shifts in CPG spend to digital solutions; the Company's expectations regarding other growth drivers including its ability to expand its relationships with retailers and obtain retailer support for its platforms, and its ability to maintain and expand the use by consumers of digital promotions on its platforms; the Company’s ability to innovate and adapt to changing market conditions and data regulations, including the Company’s ability to adapt to changes in consumer habits and consumer data privacy concerns; the impacts of the ongoing COVID-19 pandemic, which may continue to significantly impact our business, plans and results of operations, as well as the value of our common stock;; and other factors identified in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K filed with the SEC on February 23, 2021 and future filings and reports by the Company. Quotient disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise and does not assume responsibility for the accuracy and completeness of the forward-looking statements.

About Quotient Technology Inc.

Quotient Technology (NYSE: QUOT) is the leading digital media and promotions technology company that creates cohesive omnichannel brand-building and sales-driving opportunities to deliver valuable outcomes for advertisers, retailers and consumers. The Quotient platform is powered by exclusive consumer spending data, location intelligence and purchase intent data to reach millions of shoppers daily and deliver measurable, incremental sales.

Quotient partners with leading advertisers and retailers, including Clorox, Procter & Gamble, General Mills, Unilever, Albertsons Companies, CVS, Dollar General and Peapod Digital Labs, a company of Ahold Delhaize USA. Quotient is headquartered in Mountain View, California, and has offices across the US as well as in Bangalore, Paris, London and Tel Aviv. For more information visit www.quotient.com.

Quotient and the Quotient logo are trademarks or registered trademarks of Quotient Technology Inc. and its subsidiaries in the United States and other countries. Other marks are the property of their respective owners.

QUOTIENT TECHNOLOGY INC. CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands)

	March 31, 2021	December 31, 2020
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$241,086	$222,752
Accounts receivable, net	119,666	137,649
Prepaid expenses and other current assets	13,682	18,547
Total current assets	374,434	378,948
Property and equipment, net	17,980	17,268
Operating leases right-of-use-assets	19,212	16,222
Intangible assets, net	37,439	44,898
Goodwill	128,427	128,427
Other assets	922	1,029
Total assets	$578,414	$586,792
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$9,089	$15,959
Accrued compensation and benefits	12,372	14,368
Other current liabilities	62,801	70,620
Deferred revenues	11,904	12,027
Contingent consideration related to acquisitions	29,739	8,524
Total current liabilities	125,905	121,498
Other non-current liabilities	20,072	18,314
Contingent consideration related to acquisitions	—	20,930
Convertible senior notes, net	180,015	177,168
Deferred tax liabilities	1,853	1,853
Total liabilities	327,845	339,763

Stockholders' equity:
Common stock	1	1
Additional paid-in capital	715,301	698,333
Accumulated other comprehensive loss	(1,015)	(1,001)
Accumulated deficit	(463,718)	(450,304)
Total stockholders' equity	250,569	247,029
Total liabilities and stockholders' equity	$578,414	$586,792

QUOTIENT TECHNOLOGY INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited, in thousands, except per share data)

	Three Months Ended March 31,
	2021	2020
Revenues	$115,316	$98,787
Cost of revenues(1)	71,984	61,111
Gross Margin	43,332	37,676
Operating Expenses:
Sales and marketing(1)	27,365	25,034
Research and development(1)	12,056	10,593
General and administrative(1)	12,833	15,090
Change in fair value of contingent consideration	285	460
Total operating expenses	52,539	51,177
Loss from operations	(9,207)	(13,501)
Interest expense	(3,730)	(3,574)
Other income (expense), net	(228)	580
Loss before income taxes	(13,165)	(16,495)
Provision for income taxes	249	230
Net loss	$(13,414)	$(16,725)

Net loss per share, basic and diluted	$(0.15)	$(0.19)

Weighted-average shares used to compute net loss per share, basic and diluted	92,413	89,638

(1) The stock-based compensation expense included above was as follows:
	Three Months Ended March 31,
	2021	2020
Cost of revenues	$423	$435
Sales and marketing	1,255	1,402
Research and development	972	881
General and administrative	3,194	4,808
Total stock-based compensation	$5,844	$7,526

QUOTIENT TECHNOLOGY INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited, in thousands)

	Three Months Ended March 31,
	2021	2020
Cash flows from operating activities:
Net loss	$(13,414)	$(16,725)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	9,431	8,886
Stock-based compensation	5,844	7,526
Amortization of debt discount and issuance cost	2,846	2,698
Allowance (recovery) for credit losses	(143)	217
Deferred income taxes	249	230
Change in fair value of contingent consideration	285	460
Other non-cash expenses	958	726
Changes in operating assets and liabilities:
Accounts receivable	18,125	16,252
Prepaid expenses and other current assets	4,984	(128)
Accounts payable and other current liabilities	(16,761)	(9,111)
Payments for contingent consideration and bonuses	—	(15,418)
Accrued compensation and benefits	(1,771)	(5,694)
Deferred revenues	(123)	1,183
Net cash provided by (used in) operating activities	10,510	(8,898)

Cash flows from investing activities:
Purchases of property and equipment	(2,797)	(2,488)
Net cash used in investing activities	(2,797)	(2,488)

Cash flows from financing activities:
Proceeds from issuances of common stock under stock plans	13,070	468
Payments for taxes related to net share settlement of equity awards	(2,246)	(2,312)
Principal payments on promissory note and finance lease obligations	(163)	(82)
Payments for contingent consideration	—	(14,582)
Net cash provided by (used in) financing activities	10,661	(16,508)
Effect of exchange rates on cash and cash equivalents	(40)	(72)
Net increase (decrease) in cash and cash equivalents	18,334	(27,966)
Cash and cash equivalents at beginning of period	222,752	224,764
Cash and cash equivalents at end of period	$241,086	$196,798

QUOTIENT TECHNOLOGY INC. RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA (Unaudited, in thousands)

	Three Months Ended March 31,
	2021	2020
Net loss	$(13,414)	$(16,725)
Adjustments:
Stock-based compensation	5,844	7,526
Depreciation and amortization	9,431	8,885
Acquisition related costs and other(1)	482	1,709
Change in fair value of contingent consideration	285	460
Interest expense	3,730	3,574
Other (income) expense, net	228	(580)
Provision for income taxes	249	230

Total adjustments	$20,249	$21,804

Adjusted EBITDA	$6,835	$5,079

(1) For the three months ended March 31, 2020, other includes restructuring charges of $1.5 million.
QUOTIENT TECHNOLOGY INC.
RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA AND ADJUSTED EBITDA MARGIN
(Unaudited, in thousands)

	Q1 FY 20	Q2 FY 20	Q3 FY 20	Q4 FY 20	Q1 FY 21
Net loss	$(16,725)	$(19,133)	$(4,218)	$(25,305)	$(13,414)
Adjustments:
Stock-based compensation	7,526	7,006	6,489	7,350	5,844
Depreciation and amortization	8,886	8,957	8,679	9,830	9,431
Acquistion related costs and other (1)	1,708	388	2,393	7,872	482
Change in fair value of contingent consideration	460	3,766	1,562	14,446	285
Interest expense	3,574	3,610	3,646	3,691	3,730
Other (income) expense, net	(580)	(187)	59	(432)	228
Provision for (benefit from) income taxes	230	(35)	66	458	249
Total adjustments	$21,804	$23,505	$22,894	$43,215	$20,249

Adjusted EBITDA (1)	$5,079	$4,372	$18,676	$17,910	$6,835

Adjusted EBITDA Margin (2)	5%	5%	15%	13%	6%

(1) Adjusted EBITDA, a non-GAAP financial measure, is net loss adjusted for stock-based compensation, depreciation and amortization, change in fair value of contingent consideration, interest expense, other (income) expense, net, provision for (benefit from) income taxes, and acquistion related costs and other, which includes: restructuring charges of $1.5 million during Q1 FY 20; loss contingency of $2.0 million related to a contract dispute during Q3 FY 20; and settlement of $6.8 million related to a contract dispute during Q4 FY 20.

(2) Adjusted EBITDA margin is the ratio of Adjusted EBITDA and Revenues.

QUOTIENT TECHNOLOGY INC.
RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited, in thousands)

	Q1 FY 20	Q4 FY 20	Q1 FY 21
Revenues	$98,787	$142,529	$115,316

Cost of revenues (GAAP)	$61,111	$92,469	$71,984
(less) Stock-based compensation	(435)	(479)	(423)
(less) Amortization of acquired intangible assets	(6,325)	(6,930)	(6,593)
(less) Settlement related to a contract dispute	—	(6,834)	—
(less) Restructuring charges	(82)	—	—
Cost of revenues (Non-GAAP)	$54,269	$78,226	$64,968

Gross margin (GAAP)	$37,676	$50,060	$43,332
Gross margin percentage (GAAP)	38.1%	35.1%	37.6%

Gross margin (Non-GAAP)*	$44,518	$64,303	$50,348
Gross margin percentage (Non-GAAP)	45.1%	45.1%	43.7%

* Non-GAAP gross margin excludes stock-based compensation, amortization of acquired intangible assets, settlement related to a contract dispute, and restructuring charges.

QUOTIENT TECHNOLOGY INC.
RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Q1 FY 20	Q2 FY 20	Q3 FY 20	Q4 FY 20	Q1 FY 21
Revenues	$98,787	$83,455	$121,116	$142,529	$115,316

Sales and marketing expenses	25,034	23,814	24,555	31,124	27,365
(less) Stock-based compensation	(1,402)	(1,323)	(1,187)	(1,399)	(1,255)
(less) Amortization of acquired intangible assets	(916)	(914)	(866)	(866)	(866)
(less) Restructuring charges	(526)	-	—	—	—
Non-GAAP Sales and marketing expenses	$22,190	$21,577	$22,502	$28,859	$25,244
Non-GAAP Sales and marketing percentage	22%	26%	19%	20%	22%

Research and development	10,593	8,621	9,744	11,358	12,056
(less) Stock-based compensation	(881)	(839)	(1,003)	(1,108)	(972)
(less) Restructuring charges	(283)	-	—	—	—
Non-GAAP Research and development expenses	$9,429	$7,782	$8,741	$10,250	$11,084
Non-GAAP Research and development percentage	10%	9%	7%	7%	10%

General and administrative expenses	15,090	12,268	12,099	14,720	12,833
(less) Stock-based compensation	(4,808)	(4,457)	(3,857)	(4,364)	(3,194)
(less) Restructuring charges	(591)	-	—	—	—
(less) Acquisiton related costs	(226)	(387)	(393)	(1,039)	(482)
Non-GAAP General and administrative expenses	$9,465	$7,424	$7,849	$9,317	$9,157
Non-GAAP General and administrative percentage	10%	9%	6%	7%	8%

Non-GAAP Operating expenses*	$41,084	$36,783	$39,092	$48,426	$45,485
Non-GAAP Operating expense percentage	42%	44%	32%	34%	39%

* Non-GAAP operating expenses excludes changes in fair value of contingent consideration, stock-based compensation, amortization of acquired intangible assets, restructuring charges, and acquisition related costs.

Contacts

Investor Relations Contact:
Christine Marchuska
Vice President of Investor Relations
cmarchuska@quotient.com
Phone: 917-232-0852